                                                                      Exhibit 13

            American International Life Assurance Company of New York

                           Variable Annuity Account A

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS



STANDARDIZED AND HYPOTHETICAL PERFORMANCE SINCE INCEPTION

The Average Annual Total Return for each period is determined by finding the average annual compounded rate of return over each period that would equate the initial amount invested to the ending redeemable value for that period, according to the following formulas:


            P(1 + T) /(n)/ = ERV


            P = a hypothetical initial purchase payment of $1,000

            T = average annual total return for the period in question

            n = number of years

ERV = redeemable value (as of the end of the stated period in question) of a hypothetical $1,000 purchase payment made at the beginning of the 1-year, 5-year, or 10-year period in question (or fractional period thereof).

The formula assumes that: (1) all recurring fees have been charged to the contract owner's accounts; (2) all applicable non-recurring charges are deducted at the beginning of the period in question; and (3) there will be a complete redemption at the end of the period in question. The performance figures shown in the table above relate to the contract form containing the highest level of charges.

I. VARIABLE ANNUITY ACCOUNT A: STANDARDIZED 1-YEAR RETURNS

   CALCULATION OF ANNUAL RETURN

   Fund Value = 1000 (Ending Unit Value/Beginning Unit Value)

   Annual Return = (Fund Value/1000) - 1

   UNIT VALUES - (not applicable)

                                                                   Alliancebernstein                     Alliancebernstein
                             Alliancebernstein  Alliancebernstein      Growth &       Alliancebernstein      Premier
                                 Value (B)        Growth (B)          Income (B)        International       Growth (B)
                             -----------------  -----------------  -----------------  -----------------  -----------------
Fund Value                             $804.10            $652.80            $711.90            $780.90            $627.40
One Year Total Return                   -19.59%            -34.72%            -28.81%            -21.91%            -37.26%
Period Years                              1.00               1.00               1.00               1.00               1.00



                             Alliancebernstein  Alliancebernstein  Alliancebernstein
                                   Quasar         Technology (B)    Utility Income
                             -----------------  -----------------  ----------------
Fund Value                        $618.20            $519.20            $713.40
One Year Total Return              -38.18%            -48.08%            -28.66%
Period Years                         1.00               1.00               1.00




                             Alliancebernstein  Alliancebernstein  Alliancebernstein
                                 Worldwide         Real Estate       International    Alliancebernstein  Alliancebernstein
                               Privatization       Investment            Value         Small Cap Value     Global Bond
                             -----------------  -----------------  -----------------  -----------------  -----------------
Fund Value                             $890.20            $957.10            $880.70            $870.40          $1,098.30
One Year Total Return                   -10.98%             -4.29%            -11.93%            -12.96%              9.83%
Period Years                              1.00               1.00               1.00               1.00               1.00




                             Alliancebernstein  Alliancebernstein  Alliancebernstein
                               Global Dollar     Americas Gov't     U.S. Gov't/High
                                   Gov't            Income             Grade Sec
                             -----------------  -----------------  -----------------
Fund Value                           $1,090.70          $1,039.90          $1,008.30
One Year Total Return                     9.07%              3.99%              0.83%
Period Years                              1.00               1.00               1.00






                                                                   Alliancebernstein
                             Alliancebernstein  Alliancebernstein    Money Market
                                 High Yield       Total Return          (B)
                             -----------------  -----------------  -----------------
Fund Value                             $901.60            $827.10            $939.90
One Year Total Return                    -9.84%            -17.29%             -6.01%
Period Years                              1.00               1.00               1.00

II.  VARIABLE ANNUITY ACCOUNT A: STANDARDIZED 5-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000)(1/5) - 1

     UNIT VALUES - (Not applicable)

                                                                          Alliancebernstein                   Alliancebernstein
                                      Alliancebernstein Alliancebernstein  Growth & Income  Alliancebernstein  Premier Growth
                                        Value (B)*         Growth (B)            (B)          International          (B)
                                      ----------------- ----------------- ----------------- ----------------- -----------------
Fund Value                                          N/A           $928.50         $1,014.10           $942.40           $964.00
Five Year Total Return                              N/A             -7.15%             1.41%            -5.76%            -3.60%
Period Years                                       5.00              5.00              5.00              5.00              5.00

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                           Quasar        Technology (B)    Utility Income
                                      ----------------- ----------------- ----------------
Fund Value                                      $886.30           $974.00           $977.40
Five Year Total Return                           -11.37%            -2.60%            -2.26%
Period Years                                       5.00              5.00              5.00

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                          Worldwide        Real Estate      International   Alliancebernstein Alliancebernstein
                                        Privatization       Investment         Value*       Small Cap Value*    Global Bond
                                      ----------------- ----------------- ----------------- ----------------- -----------------
Fund Value                                      $993.00           $999.20               N/A               N/A         $1,027.00
Five Year Total Return                            -0.70%            -0.08%              N/A               N/A              2.70%
Period Years                                       5.00              5.00              5.00              5.00              5.00

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                        Global Dollar    Americas Gov't    U.S. Gov't/High
                                            Gov't            Income           Grade Sec
                                      ----------------- ----------------- -----------------
Fund Value                                    $1,053.40         $1,058.60         $1,043.10
Five Year Total Return                             5.34%             5.86%             4.31%
Period Years                                       5.00              5.00              5.00

                                                                          Alliancebernstein
                                      Alliancebernstein Alliancebernstein    Money Market
                                         High Yield        Total Return           (B)
                                      ----------------- ----------------- -----------------
Fund Value                                      $954.70         $1,030.10         $1,017.50
Five Year Total Return                            -4.53%             3.01%             1.75%
Period Years                                       5.00              5.00              5.00

* Standardized 5-year returns for these portfolios are not available because the portfolios were not in the separate account for five full years.

III. VARIABLE ANNUITY ACCOUNT A: STANDARDIZED 10-YEAR RETURNS

     CALCULATION OF ANNUAL RETURN

     Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

     Annual Return = (Fund Value / 1000)(1/10) - 1

     UNIT VALUES - (Not applicable)

                                                                          Alliancebernstein                   Alliancebernstein
                                      Alliancebernstein Alliancebernstein  Growth & Income  Alliancebernstein  Premier Growth
                                          Value (B)*       Growth (B)*          (B)           International          (B)
                                      ----------------- ----------------- ----------------- ----------------- -----------------
Fund Value                                          N/A               N/A         $1,095.70         $1,010.50         $1,074.20
Ten Year Total Return                               N/A               N/A              9.57%             1.05%             7.42%
Period Years                                      10.00             10.00             10.00             10.00             10.00

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                           Quasar*       Technology (B)*   Utility Income*
                                      ----------------- ----------------- -----------------
Fund Value                                          N/A               N/A               N/A
Ten Year Total Return                               N/A               N/A               N/A
Period Years                                      10.00             10.00             10.00

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                           Worldwide       Real Estate      International   Alliancebernstein Alliancebernstein
                                        Privatization*     Investment*         Value*        Small Cap Value*    Global Bond
                                      ----------------- ----------------- ----------------- ----------------- -----------------
Fund Value                                          N/A               N/A               N/A               N/A         $1,045.10
Ten Year Total Return                               N/A               N/A               N/A               N/A              4.51%
Period Years                                      10.00             10.00             10.00             10.00             10.00

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                        Global Dollar     Americas Gov't   U.S. Gov't/High
                                            Gov't*           Income*         Grade Sec
                                      ----------------- ----------------- -----------------
Fund Value                                          N/A               N/A         $1,047.80
Ten Year Total Return                               N/A               N/A              4.78%
Period Years                                      10.00             10.00             10.00

                                                                          Alliancebernstein
                                      Alliancebernstein Alliancebernstein    Money Market
                                         High Yield*      Total Return           (B)*
                                      ----------------- ----------------  -----------------
Fund Value                                          N/A         $1,069.60               N/A
Ten Year Total Return                               N/A              6.96%              N/A
Period Years                                      10.00             10.00             10.00

* Standardized 10-year returns for these portfolios are not available because the portfolios were not in the separate account for ten full years.

IV.  VARIABLE ANNUITY ACCOUNT A: STANDARDIZED LIFETIME RETURNS

     Fund Value = 1000 (31-December-2002 / Inception Date Unit Value)

     Annual Return = (Fund Value / 1000) (1/period)-1

                                                                          Alliancebernstein                   Alliancebernstein
                                      Alliancebernstein Alliancebernstein  Growth & Income  Alliancebernstein  Premier Growth
                                           Value (B)        Growth (B)           (B)          International          (B
                                      ----------------- ----------------- ----------------- ----------------- -----------------
Fund Value                                      $870.80         $1,061.40         $1,098.80         $1,010.50         $1,082.80
Annualized Total Return
 Since Inception                                 -12.92%             6.14%             9.88%             1.05%             8.28%
Period Years                                       1.67              8.30             10.49             10.01             10.49

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                            Quasar       Technology (B)    Utility Income
                                      ----------------- ----------------- ----------------
Fund Value                                      $945.90         $1,000.90         $1,040.10
Annualized Total Return
 Since Inception                                  -5.41%             0.09%             4.01%
Period Years                                       6.41              6.98              8.65

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                          Worldwide        Real Estate      International   Alliancebernstein Alliancebernstein
                                        Privatization       Investment          Value        Small Cap Value     Global Bond
                                      ----------------- ----------------- ----------------- ----------------- -----------------
Fund Value                                    $1,039.00         $1,030.50           $905.10           $976.20        $1,042.60
Annualized Total Return
 Since Inception                                   3.90%             3.05%            -9.49%            -2.38%            4.26%
Period Years                                       8.28              5.98              1.67              1.67            10.49

                                      Alliancebernstein Alliancebernstein Alliancebernstein
                                        Global Dollar    Americas Gov't    U.S. Gov't/High
                                           Gov't             Income          Grade Sec
                                      ----------------- ----------------- -----------------
Fund Value                                    $1,089.60         $1,068.10         $1,044.80
Annualized Total Return
 Since Inception                                   8.96%             6.81%             4.48%
Period Years                                       8.67              8.67             10.29

                                                                          Alliancebernstein
                                      Alliancebernstein Alliancebernstein    Money Market
                                          High Yield       Total Return          (B)
                                      ----------------- ----------------- -----------------
Fund Value                                      $960.00         $1,069.60        $1,024.90
Annualized Total Return
 Since Inception                                  -4.00%             6.96%            2.49%
Period Years                                       5.18             10.01             6.67

* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV.  CALCULATION OF STANDARDIZED ANNUAL RETURN

     UNIT VALUES:


                                                                     Alliancebernstein
                                 Alliancebernstein Alliancebernstein    Growth &       Alliancebernstein
                                     Value (B)         Growth (B)      Income  (B)       International
                                 ----------------  ----------------  ----------------  ----------------
Inception Dates                          05/01/01          09/15/94          07/08/92          12/28/92
Inception Date Unit Value                  $10.00            $10.00            $10.00            $10.00
12/31/2002                                  $8.71            $10.61            $10.99            $10.11

                                 Alliancebernstein                  Alliancebernstein
                                     Premier      Alliancebernstein     Technology    Alliancebernstein
                                   Growth (B)          Quasar            (B)           Utility Income
                                 ---------------- ----------------- ----------------- -----------------
Inception Dates                          07/08/92          08/05/96          01/11/96          05/10/94
Inception Date Unit Value                  $10.00            $10.00            $10.00            $10.00
12/31/2002                                 $10.83             $9.46            $10.01            $10.40


                                Alliancebernstein  Alliancebernstein  Alliancebernstein Alliancebernstein
                                    Worldwide         Real Estate        International     Small Cap
                                  Privatization        Investment            Value           Value
                                 ----------------  ----------------   ----------------  ----------------
Inception Dates                          09/23/94          01/09/97          05/01/01          05/01/01
Inception Date Unit Value                  $10.00            $10.00            $10.00            $10.00
12/31/2002                                 $10.39            $10.31             $9.05             $9.76



                                                                                       Alliancebernstein
                                                   Alliancebernstein  Alliancebernstein       U.S.
                                 Alliancebernstein   Global Dollar       Americas         Gov't/High
                                    Global Bond         Gov't          Gov't Income       Grade Sec
                                 ----------------  ----------------  ----------------  ----------------
Inception Dates                          07/08/92          05/02/94          05/03/94          09/17/92
Inception Date Unit Value                  $10.00            $10.00            $10.00            $10.00
12/31/2002                                 $10.43            $10.90            $10.68            $10.45




                                                                      Alliancebernstein
                                 Alliancebernstein  Alliancebernstein   Money Market
                                     High Yield        Total Return         (B)
                                 ----------------  ----------------  ----------------
Inception Dates                          10/27/97          12/28/92          05/01/96
Inception Date Unit Value                  $10.00            $10.00            $10.00
12/31/2002                                  $9.60            $10.70            $10.25

  I.  VARIABLE ANNUITY ACCOUNT A:  HYPOTHETICAL 1-YEAR RETURNS

      CALCULATION OF ANNUAL RETURN

      Fund Value = 1000 (Ending Unit Value / Beginning Unit Value)

      Annual Return = (Fund Value / 1000) - 1

      UNIT VALUES - (not applicable)

                                                                Alliancebernstein                    Alliancebernstein
                          Alliancebernstein  Alliancebernstein      Growth &      Alliancebernstein      Premier
                             Value (B)          Growth (B)          Income(B)      International        Growth (B)
                          -----------------  -----------------  ----------------  ----------------   ----------------
Fund Value                        $804.10           $652.80          $711.90           $780.90          $627.40
One Year Total Return              -19.59%           -34.72%          -28.81%           -21.91%          -37.26%
Period Years                         1.00              1.00             1.00              1.00             1.00



                         Alliancebernstein   Alliancebernstein    Alliancebernstein
                               Quasar         Technology (B)        Utility Income
                         -----------------   -----------------    -----------------

Fund Value                     $618.20            $519.20              $713.40
One Year Total Return           -38.18%            -48.08%              -28.66%
Period Years                      1.00               1.00                 1.00


                          Alliancebernstein  Alliancebernstein  Alliancebernstein  Alliancebernstein
                             Worldwide         Real Estate       International         Small Cap       Alliancebernstein
                           Privatization         Investment           Value              Value            Global Bond
                          ----------------   -----------------  -----------------  -----------------   -----------------
Fund Value                        $890.20          $957.10            $880.70            $870.40           $1,098.30
One Year Total Return              -10.98%           -4.29%            -11.93%            -12.96%               9.83%
Period Years                         1.00             1.00               1.00               1.00                1.00


                          Alliancebernstein  Alliancebernstein   Alliancebernstein
                           Global Dollar         Americas         U.S. Gov't/High
                                Gov't          Gov't Income          Grade Sec
                          ---------------    ------------------  -----------------
Fund Value                      $1,090.70        $1,039.90          $1,008.30
One Year Total Return                9.07%            3.99%              0.83%
Period Years                         1.00             1.00               1.00

                                                               Alliancebernstein
                          Alliancebernstein  Alliancebernstein    Money Market
                            High Yield        Total Return             (B)
                          -----------------  -----------------  ----------------
Fund Value                        $901.60           $827.10          $939.90
One Year Total Return               -9.84%           -17.29%           -6.01%
Period Years                         1.00              1.00             1.00


II. VARIABLE ANNUITY ACCOUNT A:  HYPOTHETICAL 5-YEAR RETURNS

    CALCULATION OF ANNUAL RETURN

    Fund Value =  1000 (Ending Unit Value/Beginning Unit Value)

    Annual Return = (Fund Value/1000) (1/5) - 1

    UNIT VALUES - (Not applicable)

                                                                      Alliancebernstein                     Alliancebernstein
                                Alliancebernstein  Alliancebernstein      Growth &       Alliancebernstein       Premier
                                    Value (B)*        Growth (B)         Income (B)        International        Growth (B)
                                -----------------  -----------------  -----------------  -----------------  -----------------
Fund Value                                    N/A            $928.50          $1,014.10            $942.40            $964.00
Five Year Total Return                        N/A              -7.15%              1.41%             -5.76%             -3.60%
Period Years                                 5.00               5.00               5.00               5.00               5.00



                                Alliancebernstein  Alliancebernstein  Alliancebernstein
                                     Quasar         Technology (B)     Utility Income
                                -----------------  -----------------  -----------------
Fund Value                                $886.30            $974.00            $977.40
Five Year Total Return                     -11.37%             -2.60%             -2.26%
Period Years                                 5.00               5.00               5.00



                                Alliancebernstein  Alliancebernstein  Alliancebernstein
                                    Worldwide         Real Estate       International    Alliancebernstein  Alliancebernstein
                                  Privatization       Investment           Value*        Small Cap Value*    Global Bond
                                -----------------  -----------------  -----------------  -----------------  -----------------
Fund Value                                $993.00            $999.20                N/A                N/A          $1,027.00
Five Year Total Return                      -0.70%             -0.08%               N/A                N/A               2.70%
Period Years                                 5.00               5.00               5.00               5.00               5.00




                                Alliancebernstein  Alliancebernstein  Alliancebernstein
                                  Global Dollar     Americas Gov't     U.S. Gov't/High
                                      Gov't            Income            Grade Sec
                                -----------------  -----------------  -----------------
Fund Value                              $1,053.40          $1,058.60          $1,043.10
Five Year Total Return                       5.34%              5.86%              4.31%
Period Years                                 5.00               5.00               5.00





                                                                      Alliancebernstein
                                Alliancebernstein  Alliancebernstein    Money Market
                                    High Yield       Total Return           (B)
                                -----------------  -----------------  -----------------
Fund Value                                $954.70          $1,030.10          $1,017.50
Five Year Total Return                      -4.53%              3.01%              1.75%
Period Years                                 5.00               5.00               5.00


* 5 - year returns for these portfolios are not available because the portfolios were not available for five full years.

  III. VARIABLE ANNUITY ACCOUNT A:  HYPOTHETICAL 10-YEAR RETURNS

       CALCULATION OF ANNUAL RETURN

       Fund Value =  1000 (Ending Unit Value / Beginning Unit Value)

       Annual Return = (Fund Value / 1000) (1/10) - 1

       UNIT VALUES - (Not applicable)

                                                                     Alliancebernstein                      Alliancebernstein
                           Alliancebernstein    Alliancebernstein          Growth &       Alliancebernstein      Premier
                               Value (B)*          Growth (B)*            Income (B)        International       Growth (B)
                           -----------------    -----------------    -----------------    -----------------  ----------------
Fund Value                             N/A                 N/A          $1,095.70             $1,010.50          $1,074.20
Ten Year Total Return                  N/A                 N/A               9.57%                 1.05%              7.42%
Period Years                         10.00               10.00              10.00                 10.00              10.00


                           Alliancebernstein    Alliancebernstein  Alliancebernstein
                                Quasar*          Technology (B)*     Utility Income*
                           -----------------    -----------------  -----------------
Fund Value                          N/A                    N/A                N/A
Ten Year Total Return               N/A                    N/A                N/A
Period Years                      10.00                  10.00              10.00


                           Alliancebernstein   Alliancebernstein   Alliancebernstein
                              Worldwide          Real Estate        International      Alliancebernstein    Alliancebernstein
                           Privatization*        Investment*           Value*          Small Cap Value*       Global Bond
                           ----------------    ----------------    ----------------    ----------------     -----------------
Fund Value                             N/A                  N/A                N/A                  N/A        $1,045.10
Ten Year Total Return                  N/A                  N/A                N/A                  N/A             4.51%
Period Years                         10.00                10.00              10.00                10.00            10.00

                           Alliancebernstein   Alliancebernstein    Alliancebernstein
                           Global Dollar         Americas Gov't      U.S. Gov't/High
                               Gov't*                Income*            Grade Sec
                           ----------------    ------------------   -----------------
Fund Value                             N/A                  N/A          $1,047.80
Ten Year Total Return                  N/A                  N/A               4.78%
Period Years                         10.00                10.00              10.00

                                                                  Alliancebernstein
                           Alliancebernstein   Alliancebernstein     Money Market
                             High Yield*        Total Return              (B)*
                           -----------------   -----------------  ----------------
Fund Value                             N/A         $1,069.60              N/A
Ten Year Total Return                  N/A              6.96%             N/A
Period Years                         10.00             10.00            10.00


* 10 - year returns for these portfolios are not available because the portfolios were not available for ten full years.

IV. VARIABLE ANNUITY ACCOUNT A:  HYPOTHETICAL LIFETIME RETURNS

    Fund Value = 1000 (31 - December - 2002  / Inception Date Unit Value)

    Annual Return = (Fund Value / 1000) (1/period) - 1


                                                                                     Alliancebernstein
                                                 Alliancebernstein  Alliancebernstein    Growth &       Alliancebernstein
                                                      Value (B)         Growth (B)      Income  (B)       International
                                                 -----------------  ---------------- -----------------  ----------------
Fund Value                                                 $870.80         $1,061.40         $1,098.80         $1,010.50
Annualized Total Return Since Inception                     -12.92%             6.14%             9.88%             1.05%
Period Years                                                  1.67              8.30             11.97             10.01


                                                  Alliancebernstein                    Alliancebernstein
                                                      Premier       Alliancebernstein    Technology    Alliancebernstein
                                                    Growth (B)          Quasar               (B)           Utility Income
                                                  ----------------  ----------------  ----------------  ----------------
Fund Value                                               $1,082.80           $945.90         $1,000.90         $1,040.10
Annualized Total Return Since Inception                       8.28%            -5.41%             0.09%             4.01%
Period Years                                                 10.52              6.41              6.98              8.65


                                                 Alliancebernstein Alliancebernstein Alliancebernstein Alliancebernstein
                                                     Worldwide         Real Estate       International     Small Cap
                                                   Privatization       Investment            Value            Value
                                                 ----------------- ----------------- ----------------- -----------------
Fund Value                                               $1,039.00         $1,030.50           $905.10           $976.20
Annualized Total Return Since Inception                       3.90%             3.05%            -9.49%            -2.38%
Period Years                                                  8.28              5.98              1.67              1.67


                                                                                                        Alliancebernstein
                                                                   Alliancebernstein  Alliancebernstein        U.S.
                                                  Alliancebernstein   Global Dollar       Americas          Gov't/High
                                                     Global Bond         Gov't          Gov't Income        Grade Sec
                                                  ---------------- -----------------  ----------------  ----------------
Fund Value                                               $1,042.20         $1,089.60        $1,068.10         $1,044.80
Annualized Total Return Since Inception                       4.22%             8.96%            6.81%             4.48%
Period Years                                                 11.47              8.67             8.67             10.29




                                                                                      Alliancebernstein
                                                 Alliancebernstein  Alliancebernstein    Money Market
                                                      High Yield        Total Return        (B)
                                                 -----------------  ----------------- -----------------
Fund Value                                                 $960.00         $1,069.60         $1,024.90
Annualized Total Return Since Inception                      -4.00%             6.96%             2.49%
Period Years                                                  5.18             10.01              6.67


* The "Annualized Total Return Since Inception" for all portfolios less than 1 year are not annualized.

IV. CALCULATION OF HYPOTHETICAL ANNUAL RETURN

    UNIT VALUES:

                                                                       Alliancebernstein                     Alliancebernstein
                                 Alliancebernstein  Alliancebernstein      Growth &        Alliancebernstein       Premier
                                     Value (B)         Growth (B)          Income(B)        International        Growth (B)
                                 -----------------  -----------------  -----------------  -----------------  -----------------
Inception Dates                           05/01/01           09/15/94           01/14/91           12/28/92           06/26/92
Inception Date Unit Value                   $10.00             $10.00             $10.00             $10.00             $10.00
12/31/2002                                   $8.71             $10.61             $10.99             $10.11             $10.83



                                 Alliancebernstein  Alliancebernstein  Alliancebernstein
                                      Quasar         Technology (B)     Utility Income
                                 -----------------  -----------------  -----------------
Inception Dates                           08/05/96           01/11/96           05/10/94
Inception Date Unit Value                   $10.00             $10.00             $10.00
12/31/2002                                   $9.46             $10.01             $10.40



                                 Alliancebernstein  Alliancebernstein  Alliancebernstein
                                     Worldwide         Real Estate       International    Alliancebernstein  Alliancebernstein
                                   Privatization       Investment            Value         Small Cap Value     Global Bond
                                 -----------------  -----------------  -----------------  -----------------  ----------------
Inception Dates                           09/23/94           01/09/97           05/01/01           05/01/01         07/15/91
Inception Date Unit Value                   $10.00             $10.00             $10.00             $10.00            $10.00
12/31/2002                                  $10.39             $10.31              $9.05              $9.76            $10.42



                                 Alliancebernstein  Alliancebernstein  Alliancebernstein
                                   Global Dollar     Americas Gov't     U.S. Gov't/High
                                       Gov't             Income           Grade Sec
                                 -----------------  -----------------  -----------------
Inception Dates                           05/02/94           05/03/94           09/17/92
Inception Date Unit Value                   $10.00             $10.00             $10.00
12/31/2002                                  $10.90             $10.68             $10.45



                                                                       Alliancebernstein
                                 Alliancebernstein  Alliancebernstein     Money Market
                                    High Yield        Total Return            (B)
                                 -----------------  -----------------  -----------------
Inception Dates                           10/27/97           12/28/92           05/01/96
Inception Date Unit Value                   $10.00             $10.00             $10.00
12/31/2002                                   $9.60             $10.70             $10.25